Exhibit 32.1
18 U.S.C. SECTION 1350 CERTIFICATION
I, Miguel Patricio, Chief Executive Officer of The Kraft Heinz Company (the “Company”), hereby certify that, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge:
1.The Company’s Quarterly Report on Form 10-Q for the period ended April 1, 2023 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Miguel Patricio
Name:	Miguel Patricio
Title:	Chief Executive Officer

Date: May 3, 2023

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-Q or as a separate disclosure document.